UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 11, 2018
Date of Report (Date of earliest event reported)

Cypress Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court
San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 943-2600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cypress Semiconductor Corporation (the “Company” or “we”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2018. On March 14, 2018, the record date for determining stockholders entitled to vote at the Annual Meeting (the “Record Date”), 358,092,263 shares of the Company’s common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 336,127,225 shares of common stock were represented in person or by proxy at the Annual Meeting, representing 93.86 percent of our outstanding shares of common stock on the Record Date. At the Annual Meeting, stockholders:

•
Elected each of W. Steve Albrecht, Hassane El-Khoury, Oh Chul Kwon, Catherine P. Lego, Camillo Martino, J. Daniel McCranie, Jeffery J. Owens, Jeannine Sargent, and Michael S. Wishart to our Board of Directors (the “Board”), to serve for the ensuing year and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal;

•	Ratified the Board’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2018;

•	Approved, on an advisory basis, the compensation of our named executive officers; and

•	Approved an amendment and restatement of our Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan.

The numbers of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

1. Election of Directors:

	For	Against	Abstain	Broker Non-Votes
W. Steve Albrecht	259,067,450	7,590,531	0	69,469,244
Hassane El-Khoury	265,910,737	747,244	0	69,469,244
Oh Chul Kwon	262,003,485	4,654,496	0	69,469,244
Catherine P. Lego	265,938,373	719,608	0	69,469,244
Camillo Martino	265,620,618	1,037,363	0	69,469,244
J. Daniel McCranie	174,186,363	92,438,919	32,699	69,469,244
Jeffery J. Owens	265,964,418	693,563	0	69,469,244
Jeannine Sargent	265,947,758	710,223	0	69,469,244
Michael S. Wishart	255,548,971	11,109,010	0	69,469,244

2. The vote on the ratification of the Board's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2018 was:

For	Against	Abstain	Broker Non-Votes
324,824,423	10,937,800	365,002	0

3. The annual advisory vote to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
253,251,419	12,569,968	836,594	69,469,244

4. The vote on amendment and restatement of our Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan was:

For	Against	Abstain	Broker Non-Votes
263,531,268	2,435,628	691,085	69,469,244

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 16, 2018	By: /s/ Thad Trent
Name:     Thad Trent

Title:	Executive Vice President, Finance and Administration
and Chief Financial Officer